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                                                                 EXHIBIT 10.12

                                     [LOGO]


                            THE COMPANIES ORDINANCE

                                   ----------

                          CERTIFICATE OF REGISTRATION
                                       OF
                                     CHARGE

                                   ----------

        I hereby certify that a Mortgage dated the 31st day of October, 1995 and created by EURO TECH (FAR EAST) LIMITED in favour of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED for securing all moneys in respect of general banking facilities were this day registered pursuant to Section 80.

        GIVEN under my hand this 21st day of November, 1995.



                                                   Miss H. Y. MA
                                            for Registrar of Companies
                                                     Hong Kong







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                                [REGISTRAR SEAL]


THIS MORTGAGE is made this 31st day of October, One thousand nine hundred and ninety five BETWEEN EURO TECH (FAR EAST) LIMITED [ILLEGIBLE] whose registered office is situate at 18th Floor, Gee Chang Hong Centre, 65 Wong Chuk Hang Road, Hong Kong (hereinafter called "the Borrower") of the one part, and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED whose registered office is situate at No. 1 Queen's Road Central, Hong Kong and having a branch office at 15th Floor, Hennessy Centre, No. 500 Hennessy Road, Hong Kong (hereinafter called "the Lender") of the other part.

WHEREAS:

        The Borrower has applied to the Lender to grant to the Borrower general banking facilities and the Lender has agreed to grant the same to such extent and upon and subject to such terms and conditions as shall from time to time be mutually agreed or be stipulated by the Lender ("the general banking facilities") upon the Borrower entering into the covenants and obligations hereinafter contained and charging the Property (as hereinafter defined) as security for the due payment of all moneys payable or which may at any time hereafter or from time to time become payable by the Borrower to the Lender or which may be or become payable by the Borrower under any of the agreements, covenants and conditions contained in this Charge and interest thereon as hereinafter provided.

NOW THIS DEED WITNESSETH as follows:

1.      DEFINITIONS AND INTERPRETATION

1.01 In this Charge if the context so permits or requires and where not inapplicable the following terms shall have the following meanings:

        (a) "Borrower" whenever used shall include (if the context permits) the company specifically named and its successors and
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        (c)     "Crown Grant" means and includes the Crown Lease more
                particularly described in the Schedule hereto and any variation or modification thereof under which the Property is held from the Crown at the date hereof by the Borrower;

        (d) "Deed of Covenant" means and includes the Deed of Mutual Covenant and Management Agreement more particularly described in the said Schedule and any variation or modification thereof;

        (e) "Lender" wherever used shall include, (if the context permits) the Bank specifically named and its successors and assigns;

        (f) "Property" means all or any part of the property registered or to be registered in the name of the Borrower and the Borrower's interest therein and more particularly described in the said Schedule; and

        (g) "Secured Indebtedness" means all sums from time to time advanced by the Lender to the Borrower and outstanding in respect of the general banking facilities and the interest thereon and all other moneys and obligations in respect of moneys which the Borrower covenants to pay to the Lender under the provisions of Clause 2 hereof or otherwise under the terms of this Charge.

1.02 Words importing the singular number shall include the plural number and vice versa, and words importing the masculine, feminine or neuter gender shall include the others of them.

1.03 The Clause headings herein are inserted for convenience only and for reference, and in no way define, limit or describe the scope of this document or the intent of any provision thereof.

2.      COVENANT FOR REPAYMENT OF SECURED INDEBTEDNESS

2.01 In consideration of the Lender agreeing to grant to the Borrower the general banking facilities applied for the Borrower HEREBY COVENANTS with the Lender that, subject as hereinafter provided, the Borrower will ON DEMAND by notice in writing of the Lender made to the Borrower PAY make good and discharge to the Lender:




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        (i)     all sums of money which at the date of such demand may be
                outstanding and according to the books of the Lender, payable by the Borrower to the Lender in respect of any account whatsoever between the Borrower and the Lender; and

        (ii) all sums of money for the time being owing to the Lender in respect of:

                (a) all bills of exchange or drafts (whether clean or documentary) ("bills or drafts") drawn on the Borrower by any person, firm or company in any place and which may have been then purchased, discounted or otherwise acquired by the Lender or may be in the hands of the Lender for collection only;

                (b) all bills or drafts drawn by the Borrower on any person, firm or company in other places and which may be purchased, discounted or otherwise negotiated or acquired by the Lender;

                (c) all promissory notes or other forms of negotiable instruments which may be signed by the Borrower in favour of the Lender or in favour of any other party and the interest in which may have been purchased or otherwise acquired by the Lender;

                (d) all advances made by the Lender to or on account of the Borrower or to others at the request of the Borrower in respect of credits opened at the request of the Borrower in favour of any person, firm or company in any place;

                (e) all advances to be made from time to time to the Borrower or to constituents, customers or agents of the Borrower against documents of title representing goods and merchandise consigned to the Borrower or to order or belonging to or stored by the Borrower or belonging to or stored by constituents, customers or agents of the Borrower; and

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                hereinafter delivering to the Borrower, or to others at the request of the Borrower, any bills of Lading or other documents of title relating to goods and merchandise and thereby enabling the Borrower or such other persons as aforesaid to obtain possession of the goods and merchandise referred to in such documents of title prior to the payment of any bills or drafts held by the Lender, and for the due payment of which the goods and merchandise referred to in such documents of title as well as such documents of title are held by the Lender as security; and

        (iv) the amount of all advances and all moneys which may from time to time become due to the Lender on all contracts and engagements, including the payment of all bills or drafts and promissory notes, the due and punctual payment of which may from time to time be guaranteed by the Borrower to the Lender or may be inferred to be so guaranteed; and

        (v) all principal and interest and all costs, charges and expenses which may be incurred under or in connection with any guarantee issued by the Lender in respect of any obligations of the Borrower or any constituents, customers or agents of the Borrower; and

        (vi) the total amount of all re-exchange commission and other usual bankers charges upon such bills or drafts and all landing charges, insurance and storage charges incurred or to be incurred by the Lender upon all goods and merchandise as are pledged or hypothecated to the Lender as security for the payment of such bills or drafts; and

        (vii) all such sums of money as may from time to time become payable to the Lender by the Borrower in respect of moneys advanced, paid or payable in respect of bills or drafts, promissory notes and/or goods of any description together with all other usual or lawful charges; and

        (viii)  all principal, interest and any other moneys which are now or
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                the Borrower relating to such loan facility, as amended from time to time; and

        (ix) all principal and interest or any other moneys outstanding and payable by the Borrower under any term loan account maintained with the Lender in the name of the Borrower; and

        (x) all costs, charges and expenses which may be incurred under or in connection with any other matter arising under or in consequence of this Charge or in connection with the Property; and

        (xi) all moneys for the time being owing to the Lender in respect of any liability whatsoever of the Borrower to the Lender which may be incurred or arise in any manner howsoever, whether the actual conditions under which such liability may be incurred or arise have or have not been specifically mentioned and provided for by the agreements, covenants and conditions in this Charge and whether such liability shall be a liability incurred or arising;-

                (a) under circumstances or conditions incidental to any form of contractual relationship between the Borrower and the Lender which comes properly and strictly within the meaning of the term "general banking facilities"; or

                (b) under circumstances or conditions incidental to any other form of contractual relationship whatsoever; or

                (c) through the tort or fraud of the Borrower or of any of the Borrower's constituents, agents or correspondents and whether such tort or fraud shall be connected with or dependent upon, or unconnected with and independent of, any contractual relationship between the Borrower, or of any of the Borrower's constituents, agents or correspondents, and the Lender

                        PROVIDED HOWEVER that:-

                        (A) where the Lender shall hold any bill draft or other document against which the Lender may have discounted or purchased, or against which the Lender
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                                may have made any advances, and which reserves a
                                rate of interest higher than the applicable rate as hereinafter provided, nothing in this Charge shall affect the right of the Lender to recover the higher rate of interest reserved or, as the case may be, the difference between the higher rate reserved and the applicable rate as hereinafter provided; and

                        (B) the Lender shall not be requested by the Borrower to, nor shall be bound to make, advances or payments or to incur liabilities in respect of the general banking facilities to be granted to the Borrower or to such person, firm or company as aforesaid under or by virtue of this Charge beyond such sum as the Lender shall in the absolute discretion of the Lender consider to be safe; and

                        (C) the Lender shall be entitled at any time after the execution and completion of this Charge to open credits in favour of such person, firm or company as the Borrower may desire for such length of time and at such places as the lender shall think fit and the Borrower shall not be at liberty to determine this Charge or the security hereby affected or require any such credits to be closed save upon six (6) calendar months' previous notice in writing to be served upon the Lender in Hong Kong; and

        (xii) interest on all sums advanced and all other moneys payable hereunder at such rate(s) per annum as is/are applicable under the terms relating to any facility(ies) granted to the Borrower as is determined by the Lender which determination shall be conclusive and binding on the Borrower. Such interest shall accrue from day to day and shall be computed on the basis of a year of three hundred and sixty five (365) days and for the actual number of days elapsed and shall be paid monthly in arrears on such date in each succeeding calendar month as the Lender shall stipulate.
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3.      CHARGE OF PROPERTY

3.01 In consideration of the premises and with the object and intent of affording to the Lender a security for the Secured Indebtedness and the due fulfilment by the Borrower of the agreements, covenants and conditions contained in this Charge: -

        (a) the Borrower as Beneficial Owner HEREBY CHARGES the Property to the Lender SUBJECT as is more particularly specified in the Schedule hereto and to and with the benefit of all leases, tenancies, rights, licenses, covenants, conditions and other incidents of tenure affecting the Property; and

        (b) the Borrower HEREBY ASSIGNS or agrees to assign unto the Lender the full benefit and all rights of all the terms and conditions more particularly specified in the said Schedule and of any payment, covenant, agreement, undertaking or indemnity contained in any sale and purchase agreement, lease, or other document, agreement or undertaking whatsoever in respect of or relating to the Property now subsisting or to be created hereafter TO HOLD the same unto the LENDER absolutely

SUBJECT nevertheless to the proviso for redemption hereinafter contained.

3.02 The charge herein contained shall be a legal charge in so far as the Property is a legal estate.

4.      PROVISO FOR REDEMPTION

4.01 If the Borrower shall on demand as aforesaid or otherwise pay to the Lender the Secured Indebtedness and shall have duly performed and observed all the terms, covenants and agreements herein provided THEN THE LENDER SHALL at the request cost and charge of the Borrower execute a receipt or otherwise discharge the security hereby constituted.

5.      EVENTS OF DEFAULT
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        (i)     the Borrower makes default in the payment of the Secured
                Indebtedness or any part thereof following demand duly made; or

        (ii) the Borrower makes default in the payment on the due date and in accordance with the terms and conditions relating thereto of any principal or interest or other moneys outstanding and payable by the Borrower under any term loan account (whether demanded or not); or

        (iii) there shall be any breach of or omission to observe any of the agreements covenants or obligations under this Charge; or

        (iv) the Borrower becomes bound to repay prematurely any other loan or similar obligation for borrowed money, after any applicable grace period, by reason of a default by the Borrower in the Borrower's obligations in respect of the same or fails to make any payment in respect thereof on the date, after any applicable grace period, such payment becomes due unless contested in good faith; or

        (v) (if applicable) a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for the winding up of the Borrower save for the purposes of an amalgamation, merger or reconstruction the terms whereof have previously been approved by the Lender; or

        (vi) the Borrower convenes a meeting for the purpose of making, or proposes and/or enters into, any arrangement or composition for the benefit of the Borrower's creditors; or

        (vii) (if applicable) the Borrower shall become bankrupt or otherwise become insolvent or make any arrangement or composition with the Borrower's creditors; or

        (viii) an encumbrancer takes possession or a receiver or other similar officer is appointed of the whole or any part of the assets, or the undertaking (if applicable) of the Borrower or
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        (ix)    the Borrower shall without the consent in writing of the Lender stop payment to creditors generally or (if applicable) the Borrower shall (otherwise than for the purpose of such an amalgamation, merger or reconstruction as is referred to in paragraph (v) of this sub-clause) cease or threaten to cease to carry on the Borrower's business or any substantial part thereof or (if applicable) shall be deemed, for the purposes of Section 178 of the Companies Ordinance or any statutory modification or re-enactment thereof for the time being in force, to be unable to pay its debts or disposes or threatens to dispose of the whole or a substantial part of its undertaking or assets; or

        (x) the Crown or any competent authority shall re-enter or threaten to re-enter upon and take back possession of the Property provided that the provision of this Sub-clause (x) shall apply, mutatis mutandis, to any competent authority that extends or agrees to extend the terms of the Crown grant or grants, regrants or agrees to grant or regrant to the Borrower the Property then and in any such case the Borrower will notify the Lender forthwith in writing of the occurrence of such event and regardless of whether notice of such event has or has not been given by the Borrower to the Lender as required above, an Event of Default shall have occurred.

5.02 Notwithstanding anything to the contrary, express or implied, contained in any facility letter, instrument, or other agreement or document to which the Borrower and/or the Lender is a party, the Lender shall be under no liability at any time after the occurrence of an Event of Default to honour any further obligations hereunder and the Secured Indebtedness, and all term loans and other moneys, obligations and liabilities hereby secured not otherwise so repayable, shall become repayable immediately on demand, together with interest accrued thereon to the date of repayment in full, and cash cover shall be provided on demand for all contingent liabilities ???????????????
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6.      LENDER'S POWERS

6.01 If any Event of Default shall have occurred then it shall be lawful for the Lender at any time thereafter without any consent on the part of the Borrower or of any person to:-

        (i) enter into and upon and take possession of the Property and for that purpose to take any legal proceedings and thenceforth to hold, possess and enjoy the Property and to receive the rents and profits thereof without any lawful interruption or disturbance by the Borrower or any other person;

        (ii) (subject to any lease or tenancy lawfully granted by the Borrower) lot or lease the Property at such rent, for such period and upon such terms and conditions as the Lender shall think fit and appoint any person at such reasonable and proper remuneration as the Lender shall determine to collect the rents and profits of the Property on behalf of the Lender and surrender and accept the surrender of tenancies or leases of the Property;


        (ii) (whether or not the Lender shall have made such entry or taken possession as aforesaid) sell, assign, call in, collect and convert into money the Property or any interest therein free from this Charge and any other estates interests and rights to which this Charge has priority with full power to sell the Property either together or in parcels and either by public auction or tender or private contract and partly by one of such methods and partly by the other one or more of such methods of sale with power upon any such sale to make any stipulations as to title or evidence of commencement of title or otherwise in such manner and subject to such lawful conditions as the Lender shall think expedient and either for a lump sum or for a sum to be paid by installments or for a sum on account and subject to a charge or other security for the balance and with full power to give any option to purchase the same or to buy in or rescind or vary any contract of sale of the same and to re-sell the same without being responsible for any loss which may be occasioned thereby with power for the Lender to enter into a Deed of Mutual Covenant or sub-deed of Mutual Covenant or supplemental Deed of Mutual Covenant and/or Management Agreement and/or any other documents of a similar
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                nature or grant any rights easements or privileges as the Lender shall in its absolute discretion think fit and with full power to compromise and effect compositions, and for the purposes aforesaid or any of them to execute and do all such assurances and things as the Lender shall think fit.

                PROVIDED HOWEVER that where the Event of Default relates to the payment of any moneys payable hereunder no such sale, calling-in, collection or conversion into money shall be put into effect until the Lender shall have previously served on the Borrower or one of several borrowers a notice requiring payment of the Secured Indebtedness and default has been made in payment thereof for a period of one calendar month after such service;

        (iv) exercise any powers or rights incidental to the ownership of the Property;

        (v) settle, adjust, refer to arbitration, compromise and arrange any claim, demand or dispute relating to the Property;

        (vi) bring, prosecute, enforce, defend, compromise and abandon any claim, action, distress, suit or proceedings in relation to the Property;

        (vii) do all things necessary or desirable to preserve, maintain and manage the Property; and

        (viii) do all things necessary or desirable for realizing the Property or any part thereof.

6.02 Upon any letting, leasing or sale purporting to be made in pursuance of the aforesaid powers in that behalf and upon the exercise by the Lender of any of the aforesaid powers, a tenant or purchaser or any other person dealing with the Lender in connection therewith, shall not be bound to see or enquire whether any default has been made in payment of the Secured Indebtedness at the time hereinbefore appointed for payment thereof or whether any money remains owing on the security of this Charge, or whether due ?????????
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6.03    Notwithstanding any impropriety or irregularity whatsoever in the exercise of such powers the same shall, as far as regards the safety and protection of any such tenant or purchaser or any other person dealing with the Lender, be deemed to be within the aforesaid powers in that behalf and shall be valid and effectual accordingly.

6.04 The remedy of the Borrower in respect of any breach of the clauses or provisions hereinbefore contained or any legal obligations imposed by law upon the Lender from time to time with respect to the exercise of any such powers shall be in damages only.

6.05 The aforesaid powers may be exercised by any person who for the time being shall be entitled to receive and give a discharge for the moneys owing on the security of this Charge.

6.06 Subject as aforesaid the Lender shall not be answerable for any involuntary losses which may happen in the exercise of the aforesaid powers and trusts or any of them.

6.07 The provisions of this Clause 6 shall continue to apply mutatis mutandis after the expiry of the term granted under the Crown Grant in so far as an extension of the term under the Crown Grant or a grant or regrant of the Property has been made to the Borrower by any competent authority and subject to such terms and conditions as may be imposed by such competent authority.

7.      BORROWER'S FURTHER COVENANTS AND AGREEMENTS

7.01 The Borrower HEREBY FURTHER COVENANTS AND AGREES with the Lender as follows, namely that:-

        (i)     The Crown Grant and the Deed of Covenant are now good, valid and subsisting and in nowise void or voidable and that the moneys due under any covenant relating to the Property have been paid and any other covenants, terms, conditions and obligations relating to the Property to be performed and observed by the Borrower have been duly paid performed and observed up to the date hereof;
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        (iii)   the Borrower will at all times keep and maintain the Property in good and tenantable repair and condition to the satisfaction of the Lender and the relevant government authorities and will allow the Lender and his servants or agents to enter and view the state of repair of the Property at all reasonable times without the Lender by so doing only being deemed to have taken possession of the Property;

        (iv) the Borrower will effect and maintain insurance of the Property against loss or damage by fire and such other risks as the Lender shall think fit in its full replacement value in some local insurance company or such other insurance company or office as the Lender shall first approve of in writing and if so required by the Lender in the joint names of the Lender and the Borrower and will punctually pay all premiums or sums of money necessary for effecting and keeping up such insurance immediately upon the same becoming due and will at any time on demand made for that purpose on the Borrower as hereinafter provided endorse over to, produce to or leave with the Lender such policy of such insurance and the receipt for every such payment and the Lender shall have a lien on the same and on all moneys thereby assured; PROVIDED ALWAYS that if the Borrower shall fail to insure the Property in accordance with the provisions contained in this Charge the Lender may insure the Property upon such terms and conditions as the Lender shall in its absolute discretion think fit and any money paid for such insurance shall be a charge on the Property in addition to the Secured Indebtedness with the same priority and with interest at the same rate;

        (v) in the event of the Property being destroyed by fire the Borrower shall, unless otherwise agreed in writing by the Lender, lay out the insurance money received and at the Borrower's own expense make up any deficiency so as fully and completely to rebuild or reinstate the same to its original state and condition in accordance with the plans and specifications as shall be approved by the Lender and the relevant government departments;

        (vi) the Borrower shall make payment of (a) the rents, management and maintenance charges, instalments of premiums (if any) and other monies or proportions thereof payable in respect of the


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                                     - 14 -


                Property under the Crown Grant and the Deed of Covenant (b) the charges for power, lighting, water and all rates and taxes assessed on the Property and (a) expenses for all repairs of the Property as may be necessary under the Crown Grant or the Deed of Covenant and shall produce to the Lender receipts or other evidence of such payments;

        (vii) the Borrower shall fully and completely perform and observe the terms, covenants, conditions and obligations contained in the Crown Grant and the Deed of Covenant;

        (viii) if default shall be made by the Borrower in any of the obligations specified herein it shall be lawful for the Lender to pay or perform the same;

        (ix) the Borrower will at all times keep the Lender indemnified against all actions, suits, claims, costs and expenses which may be incurred, or sustained on account of the non-payment of the premium or other moneys (if any) or crown rent, property tax, rates, charges, outgoings and impositions or any part thereof or the breach or non-performance of the covenants, obligations and agreements herein contained;

        (x) the Borrower will not, without the prior written consent of the Lender and then only in conformity with any conditions whatsoever the Lender may reasonably impose, part with the use, occupation or possession of the Property in any way whatsoever whether by way of letting, sub-letting, sub-dividing, lending, sharing, assigning or other means whereby any person other than the Borrower obtains the use, occupation or possession of the Property, irrespective of whether any rental or other consideration is given for such use, occupation or possession;

        (xi) if at any time the power of sale herein contained shall become exercisable by the Lender the Borrower will upon being given notice so to do by the Lender forthwith quit and deliver up vacant possession of the Property to the Lender or to whomsoever the Lender may nominate or direct;

        (xii) during the continuance of this security the Borrower will not assign, mortgage, charge, sub-divide, let, underlet, lease or
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                otherwise dispose, part with possession or make any arrangement for the sharing of the Property or any interest therein or accept surrender of any lease or tenancy thereof or cause or permit any second or further Charge to be effected of the Property or in any way encumber the equity of redemption therein or diminish, jeopardise or prejudice the security hereby afforded to the Lender or permit the same to be done without the prior written consent of the lender:

        (xiii) (if applicable) the Borrower will not create or agree to create or permit to arise any mortgage, charge, debenture or pledge creating any floating charge over or in respect of the Borrower's present or future undertaking, properties, assets, rights or revenues, or any part thereof, including its uncalled capital (if any) for the time being unless the Property and all rights and interests of the Borrower in respect of the Property are expressly excluded therefrom;

        (xiv) (if applicable) the Borrower will whenever requested so to do in writing by the Lender apply to the Land Registrar for apportionment of the Crown Rent and/or premium in respect of the Property pursuant to the provisions of the Crown Rent and Premium (Apportionment) Ordinance 1970;

        (xv) (if applicable) the Borrower will if required (if necessary in conjunction with the owners for the time being of the other undivided shares of and in the Lot or lots more particularly described in the said Schedule (hereinafter called "the said Lot")) execute and take up the Crown Lease relating to the said Lot when called upon so to do by the Land Registrar and pay the due proportion of the costs and expenses in connection therewith, and the Borrower shall execute a new charge of the new lot, or the share owned by the Borrower of and in the new lot, when such Crown Lease has been taken up in favour of the Lender in substitution for this Charge;

        (xvi) (if applicable) the Borrower will, not later than six months before the expiration of the term agreed to be granted by the Crown Grant, exercise any right of renewal [illegible] documents as shall be required to effectuate such renewal and pay such fees as shall be demanded by the Registrar General (Land Registrar) or other competent authority and will execute a new charge to the Lender of the said Lot or any substituted lot or the shares owned by the Borrower of and in the said Lot or any substituted lot for such renewed term in substitution for this Charge;

        (xvii) in the event of the Borrower being or becoming entitled to, and/or entitled to apply to any competent authority for, an extension of the term agreed to be granted by the Crown Grant or the Borrower being or becoming entitled to, and/or entitled to apply to any competent authority for, a re-grant or new grant of an interest in the whole or any part of the said Lot or of such new or substituted lot as referred to in sub-clauses (xv) and
                (xvi) hereof, the Borrower shall forthwith comply with any terms and conditions affecting such entitlement (including the payment of such fees as shall be demanded by the competent authority) and/or shall forthwith make application to the competent authority for such re-grant or new grant, and thereafter shall do and perform all acts (including the payment of such fees as aforesaid) and execute such deeds and documents as may be necessary to secure an extension or new grant or re-grant as aforesaid, and shall thereafter execute a new charge (or such other security interest as the Lender shall require) to the Lender of or in respect of the subject matter of such extension, re-grant or new grant, as security for the Secured Indebtedness;

        (xviii) if on the expiry of the term granted or agreed to be granted under the Crown Grant the Borrower does not become or is not entitled to an extension of the term granted by the Crown Grant, and/or does not become or is not entitled to a re-grant or new grant of an interest in the whole or any part of this said Lot or of such new or substituted lot as referred to in sub-clauses
                (xv) and (xvi) hereof, the Borrower shall forthwith furnish such alternative security to the Lender as the Lender shall require;

                for the Lender to act on behalf of the Borrower, and for such purposes the Borrower hereby irrevocably appoints the Lender's authorised officer by way of security to be the attorney of the Borrower to do such acts as may be necessary to ensure performance by the Borrower of such obligations, and to execute and sign, seal and, as the Borrower's act and deed, deliver such deeds and to sign such documents and instruments as the Lender shall consider necessary or desirable for such purpose and to pay such fees on behalf of the Borrower as shall be demanded by the Registrar General (Land Registrar) or by the competent authority (which fees, if paid by the Lender on the Borrower's behalf, shall be added to the Secured Indebtedness and shall form part thereof) and to execute and to sign, seal and, as the Borrower's act and deed, deliver a new charge in such form and substance as the Lender shall require (or other security interest or alternative security as aforesaid) to the Lender as hereinbefore provided and to sign such documents and writing and to do all such other matters and things the Lender shall consider to be necessary or desirable for such purpose, and the Borrower shall ratify and confirm all that the said attorney shall lawfully do or cause to be done by virtue of the provisions herein contained;

        (xx) the Borrower shall provide the lender with copies of all notices to or from all relevant government departments or otherwise relating to the Property within seven (7) days of the service of such notices by or on the Borrower or such other shorter period as is reasonable in the circumstances and shall comply with all governmental or other legal requirements and notices whether statutory or otherwise in respect of the Property.

8.      APPOINTMENT OF RECEIVER

8.01 If default in payment of the Secured Indebtedness or any other Event of Default shall have occurred (and no delay or waiver of the right to exercise the powers conferred hereby shall prejudice the future exercise of such powers) the Lender may without further notice appoint in writing under the hand of the [illegible] another or others in his place, and the following provisions shall have effect:-

        (i) such appointment may be made either before or after the Lender shall have entered into or taken possession of the Property;

        (ii) such Receiver may be vested by the Lender with such powers and discretions, including powers of management, as the Lender may think expedient;

        (iii) without prejudice to the generality of the foregoing, such Receiver shall have power to complete any building (if any) under construction on the Property and to generally complete the development thereof and to demand and recover all the income of the Property of which he is appointed receiver by action, distress or otherwise in the name either of the Borrower or the Lender to the full extent of the estate or interest which the Borrower could dispose of and to give effectual receipts accordingly for the same;

        (iv) unless otherwise directed by the Lender, such Receiver may exercise all the powers and authorities vested in the Lender hereunder;

        (v) such Receiver shall in the exercise of his powers, authorities and discretions conform to any regulations and directions from time to time made and given by the Lender;

        (vi) the Lender may from time to time fix the remuneration of such Receiver and the Receiver shall be entitled to retain out of any money received by him that remuneration and all costs charges and expenses properly incurred by him as Receiver;

        (vii) the Lender may from time to time and at any time require any such Receiver to give security for the due performance of his duties as such Receiver and may fix the nature and amount of the security to be so given, but the Lender shall not be bound in any case to require any such security;

        (viii) declared of and concerning moneys which arise from any sale, calling in, collection or conversion;

        (ix) the Lender may pay over to such Receiver any moneys constituting part of the Property or the income thereof to the intent that the same may be applied for the purposes hereof by such Receiver, and the Lender may from time to time determine what funds the Receiver shall be at library to keep in hand with a view to the performance of his duties as such Receiver;

        (x) subject as hereinafter provided, any such Receiver may, for the purpose of defraying any costs, charges, losses or expenses (including his remuneration) which shall be incurred by him in the exercise of the powers, authorities and discretion vested in him and for all other purposes hereof or any of them, raise and borrow money on the security of the Property or any interest therein either in priority to the moneys hereby secured and the security hereby constituted or otherwise and at such rate of interest and generally on such terms and conditions as he may think fit and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of this power or to see to the application of any moneys so raised or borrowed provided however that a Receiver shall not exercise this present power without first obtaining the prior written consent of the Lender;

        (xi) every such Receiver shall be the agent of the Borrower for all purposes and the Borrower alone shall be responsible for his acts and defaults, loss or misconduct and for his remuneration and the Lender shall not incur any liability therefor by reason of the Lender making his appointment as such Receiver;

        (xii) any Receiver may act in his own name or in the name of the Borrower;

        (xiii) every Receiver, attorney, manager, agent or other person appointed by the Lender hereunder shall be entitled to be indemnified out of the Property and the income thereof in respect of all liabilities and expenses incurred by him in the execution or purported execution of the terms and conditions of this Charge and against all actions, proceedings, claims and demands in respect of any matter or thing done or omitted in anywise relating to the Property and the Lender may retain and pay out of any money in the Lender's hands arising from the terms and conditions of this Charge all sums necessary to affect such indemnity and all such sums shall be a charge on the Property;

        (xiv) where more than one Receiver is appointed in accordance with the provisions herein contained any reference in this Charge to a Receiver shall apply to both or all of the Receivers so appointed, and the appointment of the Receivers shall be deemed to be a joint and several appointment to the intent that the rights, powers, duties and discretions vested in the Receivers may be exercised jointly by the Receivers so appointed or severally by each of them.

9.      NON-LIABILITY OF RECEIVER OR LENDER

9.01 Neither the Lender nor any Receiver shall be liable, by reason of any entry into possession of the Property to account as mortgages in possession or for anything except actual receipts or be liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable.

10.     THIRD PARTY ENQUIRIES

10.01 No person dealing with the Lender or any Receiver appointed by the Lender or with its or his attorneys or agents shall be concerned to enquire whether any event has occurred to authorise the Receiver to act or the security hereby constituted has become enforceable or whether the power exercised or purported to be exercised has become exercisable or whether any moneys remain due upon the security of this Charge or as to the necessity or expediency of the stipulations and conditions subject to which any sale shall be made, or otherwise as to the propriety or regularity of any sale, calling in, collection or conversion or power exercised or to see to the application of any money paid to the Lender or to any Receiver or its or his attorneys or agents, and in the absence of fraud on the part of such person such dealing shall be deemed so far as regards the safety and protection of such person to be within the powers hereby conferred and to be valid and effectual accordingly and the remedy of the Borrower in respect of any irregularity or impropriety whatsoever in the exercise of such powers shall be in damages only.

11.     LENDER'S OR RECEIVER'S RECEIPT

11.01 Upon any such letting, leasing, sale, calling in, collection or conversion as aforesaid and upon any other dealing or transaction under the provisions herein contained the receipt of the Lender or any Receiver for the rent or proceeds thereof and for any other moneys paid to it or him shall effectually discharge the tenant, lessee, purchaser or person paying the same therefrom and from being concerned to see to the application or being answerable for the loss or misapplication thereof.

12.     PROCEEDS OR SECURITY REALIZATION

12.01 The Lender or any Receiver so appointed shall hold the moneys arising from any such letting, leasing, sale, calling in, collection or conversion or dealing under the powers conferred upon the Lender or upon any Receiver after the security hereby created has become enforceable upon trust:-

        Firstly: in discharge of all rent, taxes, rates and other outgoings due and affecting the Property; then

        Secondly:       unless the Property is sold subject to a prior
                        incumbrance in discharge of that prior incumbrance;

        Thirdly: in payment of the Receiver's lawful remuneration, costs, charges and expenses and all lawful costs and expenses properly incurred in the sale or other dealing;

        Fourthly:       in payment of the Secured Indebtedness, and any residue
                        shall be paid to the person who immediately before any sale or other dealing was entitled to the Property or authorized to give a receipt for the proceeds of sale of the Property.

13.     FURTHER ASSURANCES AND ATTORNEY

13.01 The Borrower shall from time to time and at any time, whether before or after the security hereby constituted shall have become enforceable, execute and do all such transfers, assignments, assurances, acts and things as the Lender may reasonably require for ??????

security intended to be hereby constituted and for any part thereof and the exercise by it of all the powers, authorities and discretions hereby conferred on the Lender or any Receiver appointed by it, and the Borrower shall also give all notices, orders and directions which the Lender may think expedient. For the purposes of this Clause a certificate in writing signed by or on behalf of the Lender to the effect that any particular transfer, assignment, assurance, act or thing required by the Lender is reasonably required shall be conclusive evidence of the fact.

13.02 The Borrower hereby irrevocably and by way of security appoints the Lender and any Receiver jointly and each of them severally to be the Borrower's attorney (with full power of substitution) and in the Borrower's name and on the Borrower's behalf to execute, sign and do all deeds, instruments, acts and things whatsoever which it shall in the opinion of the Lender (whose opinion shall be conclusive and binding upon the Borrower) be necessary or expedient that the Borrower should execute, sign or do for the purpose of carrying out any trust or obligation hereby declared or imposed upon the Borrower or for giving to the Lender on the Borrower's behalf the full benefit of any of the provisions hereof and generally to use the Borrower's name in the exercise of all or any of the powers hereby conferred on the Lender or any Receiver appointed by the Lender hereunder. The Borrower covenants that the Borrower will ratify and confirm all that the attorney shall lawfully do or cause to be done by virtue of these presents.

14.     NOTICES DEMANDS AND SERVICE OF PROCEEDINGS

14.01 Any demand for payment or notice by the Lender hereunder shall, without prejudice to any other effective mode of giving or making the same, be deemed to have been sufficiently given or made hereunder on the Borrower if left or sent by prepaid post addressed to the Borrower at the Property or the registered office or last known business or residential address of the Borrower for the time being in Hong Kong, and shall be assumed to have reached the Borrower within 48 hours of posting, and in proving such service it shall be sufficient to prove that the notice or demand was properly addressed and posted or properly left as the case may be.

14.02 Any legal process including any writ or originating summons and any other summons or notice in connection with this Charge to be served on the Borrower by the Lender in any legal proceedings or action commenced in any court or tribunal shall be deemed to have been duly and sufficiently served on the Borrower forty-eight (48) hours after the same having been left or sent by ordinary prepaid post to the Borrower at the Borrower's registered office or usual place of business or abode or at the address of the Property and in proving such service it shall be sufficient to prove that the legal process or summons or notice was properly addressed and posted or properly left as the case may be irrespective of whether the same is returned to the Lender through the post undelivered to the Borrower.

15.     SUCCESSORS AND ASSIGNS

15.01 The terms of this Charge shall be binding upon and enure to the benefit of the respective successors-in-title and assigns of the parties hereto provided however that the Borrower may not assign any of the Borrower's rights or obligations hereunder without the express prior written consent and approval of the Lender.

16.     WAIVERS

16.01 No failure to exercise and no delay in exercising on the part of the Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

17.     FEES, COSTS AND EXPENSES

17.01 The Borrower shall (with the object and intention of affording to the Lender a full indemnity for all amounts actually disbursed or incurred by the Lender pursuant to the terms hereof) pay or reimburse to the Lender or (as the case may be) to any Receiver, on demand:-

        (i) all costs, charges and expenses incurred and all payments made by the Lender or any Receiver in the lawful exercise of the powers hereby conferred upon it or him (together with all remuneration payable to the Lender or to any such Receiver); and

        (ii) all reasonable expenses (including Legal expenses on solicitors own client basis) incurred by the Lender in connection with the preparation and thereafter the administration of this Charge and any other documents executed pursuant to the terms hereof and incurred by the Lender in suing for or recovering any sum due from the Borrower to the Lender hereunder or in connection with the protection or enforcement of this Security; and

        (iii) all stamp and other duties and taxes (if any) to which this Charge, any document of title relating to the Property and any other document executed pursuant to the terms hereof, may be subject;

and the same shall carry interest at the applicable rate as hereinbefore provided from the date of the same being incurred or disbursed until payment and all such costs, charges, expenses and remuneration and all interest thereon shall be a charge on the Property and shall form part of the Secured Indebtedness.

18.     CONTINUING SECURITY

18.01 The security created herein shall be a continuing security and shall be available to secure whatever may be the balance at any time or from time to time due by the Borrower to the Lender pursuant to this Charge, and such continuing security shall not be discharged by the release of any security or additional security whatsoever which the Lender may for the time being hold or which may hereafter be held by the Lender as security for the Secured Indebtedness, and further the Lender has only agreed to grant the general banking facilities hereunder up to such amount as it may in its absolute discretion deem safe.

19.     APPLICABLE LAW

19.01 This Charge shall be governed by and construed in accordance with Hong Kong law and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong Courts.

        IN WITNESS whereof the Borrower has caused its Common Seal to be hereunto affixed the day and year first above written.

                         THE SCHEDULE ABOVE REFERRED TO

        ALL THOSE 635 equal undivided 40,800th parts or shares of and in ALL THOSE pieces or parcels of ground registered in the Land Registry as SUBSECTION 11 OF SECTION A OF INLAND LOT NO. 1367, THE REMAINING PORTION OF SECTION A OF INLAND LOT NO. 1367, SUBSECTION 10 OF SECTION A OF INLAND LOT NO. 1367, SUBSECTION 8 OF SECTION A OF INLAND LOT NO. 1367, THE REMAINING PORTION OF SUBSECTION 9 OF SECTION A OF INLAND LOT NO. 1367 and SECTION A OF SUBSECTION 9 OF SECTION A OF INLAND LOT NO. 1367 And of and in the measuages erections and buildings thereon now known as AT TOWER (illegible - Chinese characters) ("the Building") No. 180 Electric Road (formerly known as Nos. 176, 178, 180, 182, 184 and 186 Electric Road), Hong Kong TOGETHER with the sole and exclusive right and privilege to hold use occupy and enjoy ALL THAT OFFICE 2 on the FIFTEENTH FLOOR of the Building AND TOGETHER with the benefit of a Deed of Mutual Covenant and Management Agreement registered in the Land Registry by Memorial No. 6448422 AND TOGETHER with all subsisting rights and rights of way HELD from the Crown for the residue of the term of 999 years commencing from the 24th day of February 1896 created therein by a Crown Lease in respect of the whole of Inland Lot No. 1367 dated the 20th day of May 1897 and made between Her late Majesty Queen Victoria of the one part and Dirk Cordes, Geldolph Adriaan de Lange and Abraham Capadose of the other part SUBJECT to the payment of the due proportion of the Crown rent and to the observance and performance of the covenants and conditions reserved by and contained in the said Crown Lease AND SUBJECT to the said Deed of Mutual Covenant and Management Agreement AND SUBJECT to all subsisting rights and rights of way.

SEALED with the Common Seal  )
of the Borrower and SIGNED   )
by Wong Siu Pang and         )
Vong Lai Si, its Directors   )          [SIG]           [SEAL]
in the presence of:          )
                                        [SIG]




              [SIG]
---------------------------------
        Irene Y. S. Lau
           Solicitor
           Hong Kong